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                                                                   EXHIBIT 10.24

                            STOCK PURCHASE AGREEMENT
                            ------------------------

     This Stock Purchase Agreement (the "Agreement") is entered into as of February 20, 2002 by and between Expedia, Inc., a Washington corporation (the "Company"), and USA Networks, Inc., a Delaware corporation ("USA").

                                    RECITALS

     WHEREAS, a Special Committee consisting of all of the independent directors of the Board of Directors of the Company (the "Committee") has reviewed the transactions contemplated hereby, and has determined that the transactions contemplated hereby are advisable and fair and in the best interests of the Company and its stockholders; and

     WHEREAS, USA desires to purchase from the Company, and the Company desires to sell to USA, the Shares (as defined below), all on the terms and subject to the conditions hereinafter set forth.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual premises and covenants contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto covenant and agree as follows:

                                    ARTICLE I

                         AGREEMENT OF PURCHASE AND SALE

     1.1.  Agreement to Purchase and Sell. Upon the terms and subject to the
           ------------------------------
conditions set forth in this Agreement, the Company shall issue and sell to USA, and USA agrees to purchase from the Company, 936,815 shares of common stock (the "Common Stock"), $.01 par value, of the Company (the "Shares").

     1.2.  Purchase Price. USA shall deliver to the Company payment, by wire
           --------------
transfer to the bank account designated in the wire transfer instructions attached hereto as Exhibit A, of immediately available funds in an amount equal
                   ---------
to the aggregate purchase price (the "Purchase Price") of Forty Seven Million Dollars ($47,000,008.55), representing a price of $50.17 per share, which price was arrived at by the parties on an arms-length basis.

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                                   ARTICLE II

                                   DELIVERIES

     2.1.  Deliveries by the Company. Concurrently herewith, the Company shall
           -------------------------
issue and deliver to USA (a) certificates evidencing the Shares, (b) a counterpart of a cross-receipt acknowledging receipt of the Purchase Price and
(c) a certificate of good standing from the Secretary of State of the State of Washington.

     2.2.  Deliveries by USA. Concurrently herewith, USA shall deliver to the
           -----------------
Company (a) the Purchase Price in same day funds as provided in Section 1.2 and
                                                                -----------
(b) a counterpart of a cross-receipt acknowledging receipt of the Shares.

                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company hereby represents and warrants to USA, as of the date of this Agreement, as follows:

     3.1.  Organization, Good Standing and Qualification. The Company is a
           ---------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Washington and has all requisite corporate power and authority to own its properties and assets and to carry on its business as now conducted and as presently proposed to be conducted. The Company is duly licensed or qualified and in good standing to do business as a foreign corporation in each jurisdiction where failure to be so qualified would have a material adverse effect on its financial condition, business, prospects or operations.

     3.2.  Capitalization. As of February 8, 2002, the authorized capital stock
           --------------
of the Company consisted of the following:

           (a)  Common Stock. A total of 750,000,000 authorized shares of common
                ------------
stock, of which (i) 600,000,000 shares are Common Stock, of which 19,467,929 shares are issued and outstanding, and (ii) 150,000,000 shares are Class B common stock, $.01 par value, of which 34,518,375 shares are issued and outstanding.

           (b)  Preferred Stock. A total of 20,000,000 authorized shares of
                ---------------
Preferred Stock, $.01 par value, none of which are issued and outstanding.

           (c)  Options, Warrants, Reserved Shares. Except as disclosed on
                ----------------------------------
Schedule 3.2 attached hereto, there are no options, warrants, conversion
------------
privileges or other rights, or agreements with respect to the issuance thereof, presently outstanding to purchase any of the capital stock of the Company. Except as disclosed on Schedule 3.2, no shares (including the Shares) of the
                       ------------
Company's outstanding capital stock, or stock issuable upon exercise or exchange of any outstanding options or other stock issuable by the Company, are subject to any rights of first refusal or other rights to purchase such stock (whether in favor of the Company or any other person), pursuant to any agreement or commitment of the Company.

     3.3.  Due Authorization. All corporate action on the part of the Company,
           -----------------
its officers, directors and stockholders necessary for the authorization, execution and delivery of, and the performance of all obligations of the Company under, this Agreement, and the authorization, issuance and delivery of all of the Shares being sold under this Agreement has been taken. This Agreement is a valid and binding obligation of the Company enforceable in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting creditors' rights generally and to general equitable principles. The Shares are not subject to any preemptive rights or rights of first refusal.

     3.4.  Valid Issuance of Stock. The Shares, when issued, sold and delivered
           -----------------------
in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non assessable.

     3.5.  Exempt Offering. Based in part upon USA's representations in Article
           ---------------                                              -------
IV, the offer and sale of the Shares pursuant to this Agreement are exempt from
--
the registration requirements of Section 5 of the Act by virtue of Regulation D thereunder, from the qualification requirements of The Securities Act of Washington by virtue of Section 21.20.320(8) thereof, and from the registration or qualification requirements of any other applicable state securities laws.

                                   ARTICLE IV

                      REPRESENTATIONS AND WARRANTIES OF USA

     USA hereby represents and warrants to the Company, as of the date of this Agreement, as follows

     4.1.  Organization; Due Authorization. (a) USA is a corporation duly
           -------------------------------
organized, validly existing and in good standing under the laws of the State of Delaware.

     (b) All corporate action on the part of USA, its officers, directors and stockholders necessary for the authorization, execution and delivery of, and the performance of all obligations of USA under, this Agreement has been taken. This Agreement is a valid and binding obligation of USA enforceable in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting creditors' rights generally and to general equitable principles.

     4.2.  Investigation; Economic Risk. USA acknowledges that it has had an
           ----------------------------
opportunity to discuss the business, affairs and current prospects of the Company with its officers. USA further acknowledges having had access to information about the Company that it has requested. USA acknowledges that it is able to fend for itself in the transactions contemplated by this Agreement and has the ability to bear the economic risks of its investment pursuant to this Agreement.

     4.3.  Purchase for Own Account. The Shares will be acquired for USA's own
           ------------------------
account, not as a nominee or agent, and not with a view to or in connection with the sale or distribution of any part thereof in violation of the Act.

     4.4.  Exempt from Registration; Restricted Securities. USA understands that
           -----------------------------------------------
the Shares will not be registered under the Act, on the ground that the sale provided for in this Agreement is exempt from registration under the Act, and that the reliance of the Company on such exemption is predicated in part on USA's representations set forth in this Agreement. USA understands that the Shares being purchased hereunder are restricted securities within the meaning of Rule 144 under the Act; that the Shares are not registered and must be held indefinitely unless they are subsequently registered or an exemption from such registration is available.

     4.5.  Restrictive Legends. It is understood that each certificate
           -------------------
representing the Shares and any other securities issued in respect of the Shares upon any stock split, stock dividend, recapitalization, merger or similar event shall be stamped or otherwise imprinted with a legend substantially in the following form:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

     4.6.  Removal of Restrictive Legend. The legend set forth above shall be
           -----------------------------
removed by the Company from any certificate evidencing Shares upon delivery to the Company of an opinion by counsel, reasonably satisfactory to the Company, that a registration statement under the Act is at that time in effect with respect to the legended security or that such security can be freely transferred in a public sale without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Company issued the Shares.

     4.7.  Antitrust Exemption. USA has previously made a filing under the
           -------------------
Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, for clearance to acquire its controlling interest in the Company. The Federal Trade Commission and Department of Justice granted early termination to the applicable HSR waiting period on August 16, 2001. Pursuant to section 802.30 of the Premerger Notification Rules, because USA owns Company voting securities that represent more than 50% of the outstanding vote of all outstanding Company securities, USA's acquisition of additional Company voting securities is exempt from the notification requirements of the HSR Act.

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                                    ARTICLE V

                            COVENANTS OF THE PARTIES

     5.1.  Further Assurances. The parties hereto shall execute and deliver such
           ------------------
other documents, certificates, agreements and other writings and shall take such other actions as may be reasonably necessary or desirable in order to consummate or implement expeditiously the transactions contemplated by this Agreement. The Company shall comply with the listing and reporting requirements of the Nasdaq National Market and, as soon as practicable after the date hereof, take all appropriate action, including, without limitation, the filing of an application to list the Shares, necessary in connection with the rules and regulations regarding listed companies on the Nasdaq National Market.

     5.2.  Confidentiality; Public Announcements. The parties hereto shall use
           -------------------------------------
their best efforts to keep this Agreement and the execution and terms hereof confidential, and shall consult with each other before issuing any press release or making any public statement with respect to this Agreement or the transactions contemplated hereby. The foregoing obligations of confidentiality do not pertain to the disclosure of information which is available publicly, is required to be disclosed by any court or any party discloses, upon advice of counsel, in order to comply with applicable law.

                                   ARTICLE VI

                        CONDITIONS TO OBLIGATIONS OF USA

     The obligation of USA to purchase the Shares hereunder is subject to the fulfillment, to the satisfaction of USA, on or prior to the date hereof, of the following conditions:

     6.1.  Representations and Warranties Correct. The representations and
           --------------------------------------
warranties made by the Company in Article III hereof shall be true and correct
                                  -----------
in all material respects as of the date hereof.

     6.2.  Performance of Obligations. The Company shall have performed and
           --------------------------
complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

                                   ARTICLE VII

                    CONDITIONS TO OBLIGATIONS OF THE COMPANY

     The obligations of the Company under this Agreement are subject to the fulfillment, to the satisfaction of the Company, on or prior to the date hereof, of the following conditions:

     7.1.  Representations and Warranties Correct. The representations and
           --------------------------------------
warranties made by USA in Article IV hereof shall be true and correct in all
                          ----------
material respects as of the date hereof.

     7.2.  Performance of Obligations. USA shall have performed and complied
           --------------------------
with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

                                  ARTICLE VIII

                                  MISCELLANEOUS

     8.1.  Governing Law. This Agreement shall be governed in all respects by
           -------------
the laws of the state of Delaware without regard to provisions regarding choice of laws.

     8.2.  Entire Agreement. This Agreement and the exhibits hereto which are
           ----------------
hereby expressly incorporated herein by this reference constitute the entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

     8.3.  Notices. All notices, requests, waivers and other communications made
           -------
pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given (a) when hand delivered to the other party; (b) when received when sent by facsimile at the address and number set forth below; (c) three business days after deposit in the U.S. mail with first class or certified mail receipt requested postage prepaid and addressed to the other party as set forth below; or (d) the next business day after deposit with a national overnight delivery service, postage prepaid, addressed to the parties as set forth below with next-business-day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider.

                    To USA:                        To the Company:
                    -------                        --------------

USA Networks, Inc.                         Expedia, Inc.
152 West 57th Street                       13810 SE Eastgate Way, Suite 400
New York, NY 10019                         Bellevue, WA 98005
Attn: General Counsel                      Attn: General Counsel
Telecopier No.: (212) 314-7329             Telecopier No.: (425) 564-7240

            with a copy to:                        with a copy to:
            --------------                         --------------

Wachtell, Lipton, Rosen & Katz             Shearman & Sterling
51 West 52nd Street                        555 California Street, Suite 2000
New York, NY 10019                         San Francisco, CA 94104
Attn:  Pamela S. Seymon                    Attn: Peter D. Lyons
Telecopier No.: (212) 403-2000             Telecopier No.: (415) 616-1199

     Each person making a communication hereunder by facsimile shall promptly confirm by telephone to the person to whom such communication was addressed each communication made by it by facsimile pursuant hereto but the absence of such confirmation shall not affect the validity of any such communication. A party may change or supplement the addresses given above, or designate additional addresses, for purposes of this Section 8.3 by giving the other party written
                                -----------
notice of the new address in the manner set forth above.

     8.4.  Amendment and Waiver. Any term of this Agreement may be amended only
           --------------------
with the written consent of the Company and USA. No delay or omission to exercise any right, power or remedy accruing to the Company or to USA, upon any breach or default of any party hereto under this Agreement, shall impair any such right, power or remedy of the Company, or USA nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach of default thereafter occurring; nor shall any waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of the Company or USA of any breach of default under this Agreement or any waiver on the part of the Company or USA of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to the Company or USA shall be cumulative and not alternative.

     8.5.  Captions. The captions herein are for convenience of reference only
           --------
and are not to be considered in construing this Agreement. All references to an Article or Section include all subparts thereof

     8.6.  Counterparts. This Agreement may be executed in any number of
           ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     8.7.  Severability. Should any provision of this Agreement be determined to
           ------------
be illegal or unenforceable, such determination shall not affect the remaining provisions of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                          Expedia, Inc.
                                          a Washington corporation


                                          By: /s/ Mark S. Britton
                                              ---------------------------------
                                                Name:  Mark S. Britton
                                                     --------------------------
                                                Title: Senior Vice President
                                                     --------------------------
                                                       and General Counsel

                                          USA Networks, Inc.,
                                          a Delaware corporation


                                          By: /s/ Julius Genachowski
                                              ---------------------------------
                                                Name:  Julius Genachowski
                                                     -------------------------
                                                Title: Executive Vice President
                                                      -------------------------
                                                       and General Counsel

                   SIGNATURE PAGE FOR STOCK PURCHASE AGREEMENT

                                  Schedule 3.2

As of February 8, 2002, the Company had:

1. 13,982,639 shares of Common Stock reserved for issuance pursuant to the exercise of stock options outstanding under the Company's stock option plans; and

2. 6,419,411 shares of Common Stock reserved for issuance pursuant to the exercise of warrants (each warrant to acquire one share of Common Stock). Of such warrants, 68,853 warrants were issued prior to USA's acquisition of a controlling interest in the Company and 6,350,558 warrants ("New Warrants") were issued in connection with such acquisition. Of such New warrants, 3,705,979 New Warrants were issued to shareholders of the Company and 2,644,579 New Warrants were issued to optionholders of the Company.